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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2006


                            NUVEEN INVESTMENTS, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-11123                      36-3817266
(State or Other Jurisdiction of        (Commission              (I.R.S. Employer
        Incorporation)                 File Number)          Identification No.)

333 West Wacker Drive, Chicago, Illinois                                   60606
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (312) 917-7700


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-12)

[ ] Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))


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Item 8.01.  Other Matters.

         On August 9, 2006, Nuveen Investments, Inc. (the "Company") issued a press release announcing the replenishment of its Share Repurchase Program. Under the program adopted in 2002, the Company had the authority to repurchase up to 7 million shares of common stock, of which approximately 400,000 shares remain available for repurchase. The new program authorizes the repurchase of up to an additional 7 million shares. The program has no expiration date and the repurchases may be made from time to time subject to business and market conditions. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

      99.1  Press release of Nuveen Investments, Inc. issued August 9, 2006.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NUVEEN INVESTMENTS, INC.


                                        By: /s/ John L. MacCarthy
                                            ------------------------------
                                            John L. MacCarthy
                                            Senior Vice President


Dated:  August 9, 2006


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                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

    99.1      Press release of Nuveen Investments, Inc. issued August 9, 2006